ADVISOR MANAGED PORTFOLIOS
(the “Trust”)
 Patient Opportunity Trust
(the “Fund”)

March 11, 2024

Supplement to the Fund’s Summary Prospectus
dated December 15, 2023

Effective immediately, the Fund may seek exposure to bitcoin by investing up to 15% of its net assets in exchange traded products that are registered under the Securities Act of 1933 and invest primarily in bitcoin (“Bitcoin ETPs”). Therefore, all references to Grayscale Bitcoin Trust throughout the Summary Prospectus are replaced with references to Bitcoin ETPs. Previously, the Fund’s exposure to bitcoin was limited to investment in Grayscale Bitcoin Trust, which was a privately offered investment vehicle whose shares were also available over-the-counter, and which recently converted to a Bitcoin ETP.
In addition to replacing references to Grayscale Bitcoin Trust with references to Bitcoin ETPs, the following risk factor replaces “Bitcoin risk” and “Cryptocurrency regulatory risk”:

Bitcoin ETP risk. The value of the Fund’s indirect investment in bitcoin through Bitcoin ETPs is subject to fluctuations in the value of bitcoin. Bitcoin is not pegged to a currency nor the value of any underlying asset; its value is determined by the supply of and demand for bitcoin in the global market for the trading of bitcoin. The global supply of bitcoin consists of transactions on electronic bitcoin exchanges. The electronic bitcoin exchanges are not subject to any government regulation or oversight. Pricing on bitcoin exchanges and other venues can be volatile and can adversely affect the value of the exposure to bitcoin. Currently, there is relatively small use of bitcoin in the retail and commercial marketplace in comparison to the relatively large use of bitcoin by speculators, thus contributing to price volatility that could adversely affect the Fund’s investment in Bitcoin ETPs. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoin may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s investment in Bitcoin ETPs.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government; therefore, as a cryptocurrency, bitcoin is not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for bitcoin may differ from the standards for registered U.S. securities. Due to the unregulated nature and lack of transparency surrounding the operations of digital asset platforms, which may experience fraud, manipulation, security failures or operational problems, as well as the wider bitcoin market, the value of bitcoin and, consequently, the value of the Fund’s investment in Bitcoin ETPs may be adversely affected.

Countries, including the U.S., in the future may restrict or outlaw the acquisition, use, or sale of bitcoin, and regulation in the U.S. is still developing. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in cryptocurrency generally. Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. A determination that cryptocurrency or any other digital asset is a “security” may adversely affect the value of the digital asset.

The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by Bitcoin ETPs in addition to its own direct expenses and will pay brokerage commissions in connection with the purchase and sale of shares of Bitcoin ETPs. Like other exchange-traded products, the shares of Bitcoin ETPs may be bought and sold in the secondary market and may trade at a premium or discount to their net asset value (“NAV”). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen. Although the shares are listed for trading on an exchange, it cannot be assumed that an active trading market for the shares will be maintained. The lack of an active trading market for the shares may result in limited market liquidity and losses when selling the shares.

In addition, Bitcoin ETPs have a limited number of financial institutions that may act as authorized participants (“APs”) and there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Furthermore, the inability of Bitcoin ETPs to facilitate in-kind creations and redemptions of shares could have adverse consequences for the performance of Bitcoin ETPs. The use of cash creations and redemptions, as opposed to in-kind creations and redemptions, may adversely affect the arbitrage transactions by APs intended to keep the price of Bitcoin ETPs’ shares closely linked to the price of bitcoin, and, as a result, the price of the shares may fall or otherwise diverge from NAV.

As Bitcoin ETPs are not registered investment companies under the 1940 Act or commodity pools under the Commodity Exchange Act (“CEA”), investors do not have the regulatory protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA. Moreover, as sponsors of Bitcoin ETPs have a limited track record in operating investment vehicles that specifically deal with bitcoin, their experience may be inadequate or unsuitable to manage them. This limited experience poses several potential risks to the effective management and operation of Bitcoin ETPs. Cryptocurrency, such as bitcoin, are known for their high volatility, unique technical, legal and regulatory challenges, and rapidly evolving market dynamics. The sponsors’ limited experience in this specific field may not fully equip them to navigate these complexities effectively.

Please retain this supplement with your Summary Prospectus for future reference.